FORM 8-K


                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549




                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):   JUNE 16, 1998
                                                 ................


                  GREATER COMMUNITY BANCORP
 .................................................................
     (Exact name of registrant as specified in its charter)


    New Jersey                 0-14294           22-2545165
 .................................................................
  (State or other           (Commission         (IRS Employer
  jurisdiction of              File No)          Identification No.)
  incorporation)


   55 UNION BOULEVARD, TOTOWA, NEW JERSEY           07512
 .................................................................
  (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 973-942-1111
                                                   ..............


                   GREATER COMMUNITY BANCORP
 .................................................................
  (Former name or former address, if changed since last report)

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Item 5.  Other Events.

                  As previously reported on Form 8-K, on June 16, 1998 the Board of Directors authorized a 2-for 1 split of the Corporation's common stock, $1.00 par value per share. Certificates for new shares equal to the number of shares of common stock outstanding on July 15, 1998 (the "Record date") will be issued on July 31, 1998 (the "Payment Date").

                  Contrary to the report in the Corporation's most recently filed Form 8-K, the common stock's $1.00 par value is being reduced from $1.00 to $0.50 per share in connection with the split.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

                  3.3 Certificate of Amendment of Certificate of Incorporation of Greater Community Bancorp dated July 15, 1998, to be filed with the New Jersey Secretary of State.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREATER COMMUNITY BANCORP
                                   ..............................
                                           (Registrant)

       JULY 20, 1998                 /s/ George E. Irwin
Date .........................     ..............................
                                           (Signature)
                                        GEORGE E. IRWIN
                                        PRESIDENT AND C.O.O.

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